                                                                    EXHIBIT 99.1

                             HARRIS WILLIAMS & CO.
                                 AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS
                                 (unaudited)


                                                                   JUNE 30,
                                                                     1996
                                                                  ----------
                          ASSETS
CURRENT ASSETS:
  Cash and cash equivalents...................................    $1,997,642
  Accounts receivable.........................................       876,367
  Prepaid expenses............................................        11,237
                                                                  ----------
          Total current assets................................     2,885,246
                                                                  ----------
FURNITURE AND EQUIPMENT, at cost..............................       141,935
  Less accumulated depreciation...............................       (49,333)
                                                                  ----------
          Net furniture and equipment.........................        92,602
                                                                  ----------
OTHER ASSETS..................................................         1,780
                                                                  ----------
                                                                  $2,979,628
                                                                  ==========
    LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and accrued liabilities....................    $  716,891
                                                                  ----------
          Total current liabilities...........................       716,891
                                                                  ----------
MINORITY INTEREST.............................................       735,686
                                                                  ----------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Common stock, no par, 5,000 shares authorized, 100 shares
     issued and outstanding...................................        60,783
  Retained earnings...........................................     1,466,268
                                                                  ----------
                                                                   1,527,051
                                                                  ----------
                                                                  $2,979,628
                                                                  ==========

                             HARRIS WILLIAMS & CO.
                                 AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)

                                            FOR THE SIX MONTHS
                                              ENDED JUNE 30,
                                         -------------------------
                                            1995          1996
                                         ----------    -----------
REVENUES:
  Fee income...........................  $  826,480    $ 2,453,831
  Expense reimbursements...............     216,260        193,022
                                         ----------    -----------
                                          1,042,740      2,646,853
                                         ----------    -----------
EXPENSES:
  Salaries and benefits................     635,344      1,023,981
  Operating expenses...................     228,818        234,762
                                         ----------    -----------
                                            864,162      1,258,743
                                         ----------    -----------
          Operating income.............     178,578      1,388,110
                                         ----------    -----------
INTEREST INCOME AND OTHER..............      22,778         34,517
                                         ----------    -----------
INCOME BEFORE MINORITY INTEREST........     201,356      1,422,627
MINORITY INTEREST......................     (40,271)      (284,525)
                                         ----------    -----------
NET INCOME.............................  $  161,085    $ 1,138,102
                                         ==========    ===========

                             HARRIS WILLIAMS & CO.
                                 AND SUBSIDIARY

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                 (Unaudited)

                                                           COMMON STOCK
                                                         ----------------   RETAINED
                                                         SHARES   AMOUNT    EARNINGS      TOTAL
                                                         ------   -------   ---------   ----------
BALANCE, DECEMBER 31, 1994.............................    100     60,783     284,918      345,701
  Net income...........................................     --         --     649,249      649,249
  Distributions to stockholders........................     --         --    (606,001)    (606,001)
                                                         ------   -------   ---------   ----------
BALANCE, DECEMBER 31, 1995.............................    100     60,783     328,166      388,949
  Net income...........................................     --         --   1,138,102    1,138,102
                                                         ------   -------   ---------   ----------
BALANCE, JUNE 30, 1996.................................    100    $60,783   1,466,268   $1,527,051
                                                         =====    =======   =========   ==========

                             HARRIS WILLIAMS & CO.
                                 AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Unaudited)

                                                         FOR THE SIX
                                                         MONTHS ENDED
                                                           JUNE 30,
                                                   -------------------------
                                                      1995          1996
                                                   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Consolidated net income.......................    $  161,085    $1,138,102
  Adjustments to reconcile consolidated net
    income to net cash provided (used) by
    operating activities:
    Depreciation................................         9,966        13,117
    Minority interest in net income of
      consolidated subsidiary...................        40,271       284,525
    Increase in accounts receivable.............       (87,235)     (815,344)
    Decrease in prepaid expenses................         1,792            50
    Decrease in other assets....................            --           335
    Increase in accounts payable and
      accrued liabilities.......................       397,546       672,473
                                                   -----------   -----------
         Net cash provided by operating
           activities...........................       523,425     1,293,258
                                                   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of furniture and equipment...........       (11,352)      (33,298)
                                                   -----------   -----------
         Net cash used by investing
           activities...........................       (11,352)      (33,298)
                                                   -----------   -----------

NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS...................................       512,073     1,259,960
CASH AND CASH EQUIVALENTS, at beginning of
  year..........................................       738,851       737,682
                                                   -----------   -----------
CASH AND CASH EQUIVALENTS, at end of year.......    $1,250,924    $1,997,642
                                                   ===========   ===========